AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
GALLERY LIFE INDIVIDUAL
FLEXIBLE PREMIUM
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
SUPPLEMENT DATED MARCH 25, 2008

          AIG Life Insurance Company ("AIG Life") is amending its Gallery Life Individual flexible premium variable universal life insurance Policy prospectus (the "Policy") for the purpose of providing you with information regarding the proposed acquisition of AllianceBernstein Americas Government Income Portfolio, AllianceBernstein Global Dollar Government Portfolio, AllianceBernstein High Yield Portfolio and AllianceBernstein Global Bond Portfolio (collectively referred to as the "Portfolios") by AllianceBernstein U.S. Government/High Grade Securities Portfolio ("U.S. Government/High Grade Securities Portfolio"), all of which Portfolios are underlying Funds of the Policy's variable investment options.

          AIG Life has received notification that the Board of Directors of the Portfolios has approved a Plan of Acquisition and Liquidation pursuant to which the Portfolios will be acquired by U.S. Government/High Grade Securities Portfolio (the "Acquisition"), and the Portfolios will terminate.  All the Portfolios and U.S. Government/High Grade Securities Portfolio are series of the AllianceBernstein Variable Products Series Fund, Inc. ("Trust").  The Acquisition does not require approval by the Portfolios' shareholders.  The Acquisition is proposed to become effective early in the second quarter of 2008, with an expected closing date of April 25, 2008 ("Acquisition Date").

          After 4:00 p.m. Central Time on the Acquisition Date, all Policy owner Accumulation Unit values in the investment options supported by the Portfolios will be automatically transferred into the investment option supported by the U.S. Government/High Grade Securities Portfolio. Only the underlying Portfolio will change, not the investment option itself.

          Please note that if we receive any instruction from you for transfers, dollar cost averaging, asset rebalancing or new premium allocations into or out of the Portfolios' investment options after 4:00 p.m. Central Time on the Acquisition Date, such transaction will be held until after 4:00 p.m. Central Time on the business day following the Acquisition Date, then executed into or out of the U.S. Government/High Grade Securities Portfolio investment option.

          Also after 4:00 p.m. Central Time on the Acquisition Date, the U.S. Government/High Grade Securities Portfolio will change its name to AllianceBernstein Intermediate Bond Portfolio.

          For a period of time after the Acquisition Date, we may provide you with confirmations, statements and other reports that contain the name of the Portfolios' investment options or the name U.S. Government/High Grade Securities Portfolio.

          If you have any questions, please contact our Administrative Center at 1-800-340-2765.